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EXHIBIT 32.1

                              IBIZ TECHNOLOGY CORP.
      CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT
                TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of IBiz Technology Corp. (the Company) on Form 10-QSB for the period ended July 31, 2004 as filed with the Securities and Exchange Commission on the date hereof (the Report), I, Kenneth W. Schilling, Chief Executive Officer and Chief Financial Officer (principal accounting officer) of the Company, certify, pursuant to 18 U.S.C. ss.1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

A signed original of this written statement required by Section 906 has been provided to IBiz Technology Corp. and will be retained by IBiz Technology Corp. and furnished to the Securities and Exchange Commission or its staff upon request.

Date: October 19, 2004



/s/ Kenneth W. Schilling
------------------------
Kenneth W. Schilling
Chief Executive Officer and Chief Financial Officer
(principal accounting officer)